Supplement to the combined Statement of Additional Information dated March 31, 1999 for the listed funds:

     Scudder Select 500 Fund
     Scudder Select 1000 Growth Fund

   The following language is added to the "Investment Adviser" section of the Funds' Statement of Additional Information:


   "The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds."













April 30, 1999